UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)     October 27, 2005
                                                --------------------------

                        BNP RESIDENTIAL PROPERTIES, INC.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

          Maryland                     1-9496                 56-1574675
-------------------------------------------------------------------------------
(State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                    Identification No.)


         301 S. College Street, Suite 3850
             Charlotte, North Carolina                         28202
------------------------------------------------------- ---------------------
      (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code            (704) 944-0100
                                                     --------------------------


                                       N/A
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



                                                   Total number of pages:  3

Item. 8.01 Other Events.

         Effective October 27, 2005, BNP Residential Properties, Inc. acquired the Hamptons at Quail Hollow Apartments, located in Charlotte, North Carolina, from an unaffiliated third party for a contract price of $17.5 million. In conjunction with this acquisition, we made an initial draw of $9.4 million on a newly established $13.0 million line of credit with Wachovia Bank, National Association, which carries a variable interest rate of 30-day LIBOR plus 1.65% and matures in November 2008.

         On October 27, 2005, we issued a press release announcing and describing these transactions. A copy of this press release is furnished as
Exhibit 99.1 to this Current Report on Form 8-K.

         The information included under Item 9.01 in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed "filed" with the Securities and Exchange Commission or incorporated by reference in any registration statement filed by us under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits

99.1 Press release dated October 27, 2005, issued by BNP Residential Properties, Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     BNP Residential Properties, Inc.
                                     (Registrant)


October 31, 2005                        /s/ Pamela B. Bruno
                                     -----------------------------------------
                                     Pamela B. Bruno
                                     Vice President, Treasurer and
                                     Chief Accounting Officer